April 26, 2005

SECURTIES AND EXCHANGE COMMISSION
Washington DC

Dear Sir:

Forwarded herewith is the Proxy Statement, Form of Proxy and Notice of Annual Meeting of the Stockholders, to be held on May 24, 2005. The proxy material will be mailed to the Stockholders on or about April 26, 2004.

Preliminary proxy material was not filed because the only matter to be acted upon is the election of the board of directors.

Very truly yours,
THE RESERVE PETROLEUM COMPANY

Date:	/s/ James L. Tyler
James L. Tyler
2nd Vice President

THE RESERVE PETROLEUM COMPANY
PROXY OF ANNUAL MEETING OF STOCKHOLDERS
May 24, 2005
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS:
That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 24, 2005, at 3:00 p.m., and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.
This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 2004 Annual Stockholders’ Meeting.

Election of Directors
WITHHOLD
VOTE FOR	AUTHORITY TO VOTE	NOMINEE
( )	( )	Mason McLain
( )	( )	Robert T. McLain
( )	( )	Jerry L. Crow
( )	( )	Robert L. Savage
( )	( )	Marvin E. Harris, Jr.
( )	( )	William M. (Bill) Smith
( )	( )	Doug Fuller
(Continued and to be signed on other side)

(Continued from other side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

IN WITNESS WHEREOF the undersigned has executed this Proxy on the____day of _______________2005.

________________________________
Signature
____________________________
Signature if held jointly
____________________________
Address

    Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THE RESERVE PETROLEUM COMPANY
6801 N. Broadway, Suite 300
Oklahoma City, Oklahoma 73116-9092

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
May 24, 2005

To The Stockholders:

The annual meeting of stockholders of The Reserve Petroleum Company (the “Company”) will be held on Tuesday, the 24th day of May, 2005 at 3:00 o’clock p.m. CDT at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, for the following purposes:

1. Electing seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on the 15th day of April 2005, will be entitled to notice of or to vote at the meeting or any adjournment thereof. A complete list of the stock- holders entitled to vote at the meeting will be open for examination by any stockholder during the ordinary business hours, for a period of ten (10) days preceding the meeting, at the Company’s offices at 6801 N. Broadway, Suite 300 Oklahoma City, Oklahoma. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy. If you attend the meeting you may vote your shares in person even though you have previously signed and returned your proxy.

            By Order of the Board of Directors,

            Mason McLain, President

United States
Securities and Exchange Commission
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ' 240.14a-11 (c) or ' 240.14a-12

THE RESERVE PETROLEUM COMPANY
(Name of Registrant as Specified in Its Charter)

__________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

    _____________________________________________________________________________________________________________________________________
        2) Aggregate number of securities to which transaction applies:

    _____________________________________________________________________________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);

    _____________________________________________________________________________________________________________________________________
        4) Proposed maximum aggregate value of transaction:

    _____________________________________________________________________________________________________________________________________
        5) Total fee paid:

    _____________________________________________________________________________________________________________________________________

[   ]    Fee paid with Preliminary Proxy Statement
[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously.
          Identify the previous filing by registration statement number, or the Form or Schedule and the date of  its filing.
    1) Amount Previously Paid:
       _________________________________________
    2) Form, Schedule or Registration Statement No.:
       _________________________________________
   3) Filing Party:
       ___________________________________
    4)  Date Filed:
        ________________________________________

THE RESERVE PETROLEUM COMPANY
Suite 300
6801 N. Broadway
Oklahoma City, Oklahoma 73116-9092

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2005

SOLICITATION OF PROXIES

The accompanying Proxy is solicited by the Board of Directors of The Reserve Petroleum Company (the “Company”) for use at the annual meeting of stockholders of the Company to be held in Oklahoma City, Oklahoma, on Tuesday the 24th day of May, 2005, and at any adjournment thereof. The Company will bear the costs of solicitation, which are estimated to be approximately $24,000, of which amount approximately $20,000 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such persons. The Company will reimburse the forwarding expense.

When proxies on the enclosed form are returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. When a stockholder specifies on the proxy form a choice on a matter with respect to which a ballot is provided, the shares will be voted according to the specifications made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted for the nominees. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same by written notice to the Secretary of the Company at any time before it has been exercised.

This proxy statement is first being sent to stockholders on or about April 25, 2005.

ANNUAL REPORT

The Company’s annual report for the year ended December 31, 2004, on Form 10-KSB as filed with the Securities and Exchange Commission, is enclosed herewith, but neither the report nor the financial statements included therein are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.

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VOTING RIGHTS AND PRINCIPAL SECURITY HOLDERS

Voting rights are vested exclusively in the holders of the Company’s common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the meeting. Only stockholders of record at the close of business on April 15, 2005, will be entitled to receive notice of and to vote at the stockholders’ meeting. On the record date, there were 164,972.64 shares of common stock of the Company outstanding and entitled to be voted.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the record date of April 15, 2005, specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of the shareholders of record on the record date.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board of Directors requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote, provided a quorum is present. Proxies specifying “withheld” authority will have the same effect as a vote “against” the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 24th, the meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the by-laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.
DIRECTORS AND OFFICERS
In General
The seven (7) persons named below are nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Company has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee is currently a director and each has served continuously as a director since the date of his first election or appointment to the Board.

				Position Held
			Position/Office Held	Continuously
	Name	Age	With Company	Since
(1)	Mason McLain	78	President	May 3, 1955
(1)	Robert T. McLain	75	1st Vice President	May 2, 1972
	Robert L. Savage	57	None	May 6, 1975
(1)	Jerry L. Crow	68	None (Retired	May 4, 1982
				December 31, 2003)

2

Marvin E. Harris, Jr.	53	None	May 7, 1991
William M. (Bill) Smith	46	None	May 5, 1998
Doug Fuller	47	None	May 2, 2000

(1) Member of Executive Committee
The persons named below are the executive officers of the Company and at the next board of directors meeting to be held on May 24, 2005, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:

			Office Held
		Position/Office Held	Continuously
Name	Age	With Company	Since
Mason McLain	78	President	May 6, 1969
Robert T. McLain	75	1st Vice President	May 4, 1976
James L. Tyler	57	2nd Vice President,	Jan 1, 2004
		Secretary/Treasurer

The persons named below are not directors or executive officers of the Company, however they are advisory directors and expected to make significant contributions to the Company.

			Position Held
		Position/Office Held	Continuously
Name	Age	With Company	Since
Cameron R. McLain	46	Exploration Manager	May 9, 1982
Kyle L. McLain	50	Production Manager	May 12, 1984

Mason McLain, Director and President, and Robert T. McLain, Director and Vice President, are brothers. Cameron R. McLain, Exploration Manager, and Kyle L. McLain, Production Manager, are sons of Mason McLain.

Mason McLain became President of the Company on May 6, 1969. He had previously served as First Vice President since May 3, 1966, and as Second Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc., (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry, Mr. McLain holds a Bachelors degree in petroleum engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert T. McLain has served as Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of the Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte¢ Candies, Inc., from 1972 to 1991. He devotes only a small portion of his time to the affairs of the Company. Mr. McLain holds a Bachelor of Science degree in Business Administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

3

Robert L. Savage is President of Leonard Securities, Inc., a NASD Broker Dealer, which he formed. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. He was Vice President with Century Investment Group, Inc., from May, 1994 to October, 1997. He was previously employed as an Account Executive with Park Avenue Securities, Inc., from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in business administration from Trinity University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company from April 7, 1976, until he retired December 31, 2003. He served as Secretary-Treasurer and Second Vice President during his employment. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University and is a Certified Public Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc. The Company’s Board of Directors has determined that Mr. Crow is an “audit committee financial expert” as that term is defined in Item 401 (e) (2) of Regulation S-B. Mr. Crow is not “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Marvin E. Harris, Jr. is President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has served as Manager of Geology at Bracken Operating, LLC since 1994, and is also a part owner. He joined Bracken Exploration Co., as an Exploration Geologist in 1981, and became Vice President of Geology until 1986. In 1986 he assisted in forming Bracken Energy Company, for whom he is an employee and a part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980, and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller Since 1992 Mr. Fuller has been Sr. Vice President, Director of Business Banking for Western Oklahoma, with the Bank of Oklahoma. Before that, he was Executive Vice President, Manager of Commercial Lending, Private Banking and Special Assets with Founders Bank. Mr. Fuller has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University.

Cameron R. McLain was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

4

Kyle McLain was employed as Production Manager for the Company on May 12, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

James L. Tyler was employed by the Company on August 1, 2003, and was elected Second Vice President/Secretary-Treasurer effective January 1, 2004, to replace Jerry L. Crow. Mr. Tyler devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Tyler holds a Bachelors degree from the University of Central Oklahoma, Edmond, Oklahoma and is a Certified Public Accountant in Oklahoma.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the only persons known by management to be beneficial owners of over 5% of the Company’s voting stock at April 25, 2004.

Name and Address	Amount & Nature	Percent
of	of Beneficial	of
Beneficial Owner	Ownership	Class (2)

Mason McLain (1)	24,808 Directly	15.04
6801 N. Broadway, Suite 300	633 By Wife	.38
Oklahoma City, OK 73116-9092

Robert T. McLain (1)	11,732 Directly	7.11
6403 N. Grand, #203	3,333 By Wife	2.02
Oklahoma City OK 73116

(1) Mason McLain and Robert T. McLain are brothers.
(2) Calculations of percent of class is based on the number of shares of common stock outstanding as of April 15, 2005, excluding shares held by or for the Company.

5

The following table sets forth information regarding the Company’s stock beneficially owned by its officers and directors at April 22, 2005.

	Title of	Amount & Nature of		Percent
Directors	Class	Beneficial Ownership		of Class

Mason McLain	Common	24,808	Owned Directly	15.04
		633	By Wife	.38
Robert T. McLain	Common	11,732	Owned Directly	7.11
		3,333	By Wife	2.02
Robert L. Savage	Common	1,269	Owned Directly	.77
		1,200	Owned as Custodian	.73
Jerry L. Crow	Common	5,379	Owned Directly	3.26

Total Directors		48,354		29.31

Total Officers & Directors as a Group		48,354		29.31

INFORMATION RELATED TO THE BOARD OF DIRECTORS
Meetings
The Board of Directors held three meetings during the Company’s year ended December 31, 2004. All directors were present at all meetings with the exception of R.T. McLain who was present at two meetings.

Compensation

Directors are compensated on a per meeting basis and only for those board meetings attended. The amount of compensation is set by a vote of the directors at each board meeting. In the years ended December 31, 2004 and December 31 2003, the directors were compensated in the amount of $1,000 for each of the meetings attended. Officers of the Company do not receive additional compensation for committee meetings.

Standing Committees

The Company has no standing audit or compensation committees of the Board of Directors, or committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company’s stock is traded by private transactions or over the counter. Over the counter bid information is quoted in the Pink Sheets OTC Market Report.

In November 2004 the Board of Directors adopted the Company’s Statement of Governance Principles (attached as Appendix A) and Nominating Committee Charter (attached as Appendix B). Minimum qualifications for director nominees are detailed in the Statement of Governance Principles along with procedures for shareholders to recommend director candidates for consideration by the Nominating Committee.

6

The Board of Directors has designated a Nominating Committee which consists of Mr. M. McLain, Mr. Doug Fuller and Mr. Bill Smith. Both Mr. Fuller and Mr. Smith are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Nominating Committee makes recommendations to the Board of Directors regarding individuals for nomination as director and, in addition, may consider other matters relating to corporate governance. The Nominating Committee met once in March, 2005 and recommended the current directors be nominated to serve another one year term to the Board of Directors.

The Nominating Committee evaluates qualified nominees for director using the same process regardless of whether the nominee is recommended by an officer, director or shareholder.

SHAREHOLDER COMMUNICATIONS TO DIRECTORS

The Board of Directors has designated Mr. Harris to be the independent director to receive communications from shareholders seeking to communicate directly with the Company’s outside directors. Anyone who has a concern about the Company’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary. Such communications may be confidential or anonymous. All such concerns will be forwarded to Mr. Harris for review. The Board is committed to good governance practices and is in the process of considering the adoption of written governance principles based on the Board’s business judgment. Among the issues under consideration is a written policy with regard to shareholder communications to the Board of Directors.

INFORMATION REGARDING COMMUNICATIONS WITH AUDITORS

As required by the Securities and Exchange Commission Regulation S-B, Item 306, the Board of Directors has:

1.	Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004, with the appropriate company employees.

2.
Discussed with the Company’s independent auditors, Grant Thornton LLP, the matters required to be discussed by Auditing Standards Board’s Statement on Auditing Standards Number 61, “Communication with Audit Committees”, as amended.

3.
Received the written disclosure and letter from Grant Thornton LLP required by Independence Standards Board Standard Number 1, “Independence Discussions with Audit Committees”, as amended, and discussed with the independent accountant the independent accountant’s independence.

4.
Based on the above noted review and discussions, the Board of Directors approved the inclusion of the Company’s audited financial statements, for and as of the year ended December 31, 2004, in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

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Members of the Board of Directors are Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., William M. Smith and Doug Fuller.

SECTION 16(a) REPORTING.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company’s stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company. Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

CODE OF ETHICS FOR SENIOR OFFICERS

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions meeting the criteria set forth in Item 406 of Regulation S-B. The Company undertakes to provide to any person without charge, upon written request addressed to the Company’s Secretary, a copy of such code of ethics.

EXECUTIVE COMPENSATION

In General
As disclosed above, under “DIRECTORS AND OFFICERS” the Company qualifies as a “small business issuer” as defined under applicable Securities and Exchange Commission Regulations; therefore, only that information as to executive compensation required of small business issuers is presented.

Compensation of Executive Officers
The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person’s combined annual salary and bonus exceeded $100,000 during the year ended December 31, 2004.

Summary Compensation Table

		Annual
Name and Current		Cash Compensation		Long Term	All Other
Principal Position	Year	Salary	Bonus	Compensation	Compensation

Mason McLain	2004	$56,700	$4,775	NONE	$8,435
President	2003	$58,212	$4,851	NONE	$8,435
	2002	$60,480	$5,040	NONE	$3,000

All Other Compensation includes director fees of $3,000 paid in 2004, $3,000 paid in 2003 and $3,000 paid in 2002. For 2004 and 2003, all other compensation also includes $5,435 for life insurance premiums paid by the Company for a policy owned by Mason McLain.

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RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS

In General

For the current year the executive officers will recommend the Board of Directors approve Grant Thornton LLP as the Company’s principal public accountants. Grant Thornton LLP served in that capacity for the year ended December 31, 2004.

Representatives of Grant Thornton LLP are not expected to be at the annual meeting of the stockholders; however, if questions arise which require their comments, arrangements have been made to solicit their response.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements by Grant Thornton LLP for the fiscal years ended December 31, 2003 and 2004, and the reviews of the financial statements included in the Company’s Form 10-QSB for those years totaled $38,352 for 2003 and $44,495 for 2004.

Audit - Related Fees

The aggregate fees billed for audit related services rendered by Grant Thornton, LLP were $250 for 2003 and $-0- for 2004.

Tax Fees

The aggregate fees billed for Tax services rendered by Grant Thornton LLP were $10,785 for 2003 and $9,422 for 2004. All such fees were for Federal and state income tax return preparation.

All Other Fees

None

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APPROVAL OF MINUTES OF
ANNUAL MEETING

Approval of the form of minutes of the 2004 annual meeting does not amount to ratification of any action taken at such meeting.

PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the next annual meeting of the stockholders which is scheduled for May 23, 2006, should be received in the Company’s offices at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092, not later than Saturday, December 31, 2005.

OTHER MATTERS

Management knows of no other business which will be presented for consideration at the annual meeting, other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxies or their substitutes to vote in accordance with their judgment on such matters.

By Order of the Board of Directors,

By:	/s/ Mason McLain
Mason McLain,
President

Dated April 25, 2005
Oklahoma City, Oklahoma

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Appendix A

The mission of the Board of Directors of The Reserve Petroleum Company (the “Company” or “Reserve”) is to be a strategic asset to the Company, both collectively and as individual directors (“Director(s)”), measured by the contribution it makes to the long-term success of the Company and the creation of stockholder value.

STATEMENT OF GOVERNANCE PRINCIPLES
OF
THE RESERVE PETROLEUM COMPANY

The following Principles have been approved by the Board to emphasize its strong commitment to good corporate governance practices. Along with the charters and key practices of the Board committees as they may be established from time to time, these Principles are designed to provide the framework for the governance of Reserve and to assist the Board in the performance of its duties and the exercise of its responsibilities. The Board recognizes that the issues involved in corporate governance are dynamic and it will review these Principles and other aspects of Reserve governance not less than every three years or more often if deemed necessary. These Principles, as well as the charter of the Nominating Committees, the Company’s Bylaws and its Code of Business Conduct and Ethics, are available in print to any stockholder who requests them.

Role of Board and Management

The business and affairs of Reserve are conducted and managed by its employees, officers and chief executive officer (“CEO”) under the direction and oversight of the Board, to enhance the long-term value of the Company for its stockholders. The Board is elected by and accountable to the stockholders to oversee management, to provide strategic direction and to assure that the long-term interests of the stockholders are being served. In carrying out its responsibilities, the Board will exercise sound, informed, and independent business judgment. Both the Board and management recognize that the long-term interests of stockholders are advanced by responsibly addressing and adhering to good corporate governance principles. The Board also recognizes that to do so requires individual preparation by each Director and group deliberation by the Board, and that the Board’s responsibilities include both decision-making and oversight.

Qualifications

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They also should be intelligent, inquisitive, independent and objective in thought, have practical wisdom and mature judgment and a willingness to gain an understanding of Reserve, its competitive position in its industry and its business strategy. Reserve endeavors to have a Board representing diverse experience at policy-making levels with a complimentary mix of skills and experience in areas relevant to the Company’s activities.

    Among other things, the Board expects each Director to:

•	possess a college degree;

•	possess business experience and acumen in a field beneficial to the Company such as: Geology, Geophysical, Engineering, Legal, Financial, Accounting, or Information Technology;

•	possess a genuine interest in the Company, together with an understanding of the obligation to rank and file stockholders;

•	possess a reputation for honesty and integrity;

•	understand Reserve’s businesses;

•
review the materials provided in advance of meetings and any other materials provided to the Board from time to time, and to take the time and effort to be fully informed on the materials and issues presented;

•	strive for a collegial atmosphere showing mutual respect for all Directors and opinions;

•	actively, objectively and constructively participate in meetings and the strategic decision-making processes;

•	share his or her perspective, background, experience, knowledge and insights as they relate to the matters before the Board and its committees;

•	make decisions based on his or her honest, independent opinion of merit and the best long-term interest of Reserve; and

•
be available when requested to advise the CEO and Management on specific issues not requiring the attention of the full Board, but where an individual Director’s insights might be helpful to the CEO or Management.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.

The Company values the experience Directors bring from other boards on which they might serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a Director’s time and availability that may present conflicts or legal issues, including independence issues.

Directors should advise the chairperson of the Nominating Committee and the CEO before accepting membership on other boards of directors or any Audit Committee or other significant committee assignment on any other board of directors; or before establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the Director’s relationship to the Company. The Board believes that individuals should limit the number of boards of publicly traded, for-profit corporations on which they serve in order to give proper attention to their responsibility to each board. As a general policy, the Board believes that Directors should limit their service to not more than three boards of publicly traded companies in addition to that of the Company, but exceptions to this policy may be made in appropriate cases. Where a Director seeks to serve on more than three such boards, he or she should seek and obtain approval of the Nominating Committee for that service. At its discretion, the Nominating Committee may refer the approval to the full Board.

All memberships on other boards by the CEO will be considered and decided by the full Board based upon the Nominating Committee’s recommendation. As a general rule, the Board will discourage the CEO from serving on more than two boards of publicly traded for profit corporations, in addition to the Board of the Company. Regardless of whether Nominating Committee or Board approval is required for service on other boards, a Director seeking to serve on another board should notify the Nominating Committee, the CEO in advance of accepting such service, and should defer final acceptance of such a position until advised by the CEO that such service does not present legal or other serious problems for Reserve. The Board does not believe that arbitrary term limits on Directors’ service are appropriate, nor does it believe that Directors should expect to be re-nominated annually.

Independence of Directors.

While the Board recognizes that Directors who do not meet the Company’s independence standards also make valuable contributions to the Board and to the Company by reason of their experience and wisdom, it is the Board’s goal that at least three of the Directors will be independent under the Marketplace Rules of the NASDAQ Stock Market and those additional guidelines adopted by the Board. The full Board will make affirmative determinations of the independence of each Director. Such determinations shall be made using the standards and processes approved and adopted from time to time by the full Board.

The Board has established the following guidelines to assist it in determining Director independence:

An independent director is a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Company is required to disclose in its annual proxy statement those Directors that the Board has determined to be independent under the rules of an exchange even though the Company is not a listed Company. Ownership of Reserve stock by itself should not preclude the Board from concluding that such Director is independent.

The following persons are not considered independent:

•	a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

•
a director who accepted or has a family member who accepted any payments from Reserve or any subsidiary company in excess of $60,000 during the current or any of the past three fiscal years, other than the following: (i) compensation for board or board committee service, (ii) payments arising solely from investments in the Company’s securities, (iii) compensation paid to a family member who is a non-executive employee of the Company or a subsidiary, (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934;

•
a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

•
a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5 percent of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company have served on the compensation committee of such other entity;

•
a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; and

•	a director who serves on the board of another publicly traded E&P company.

Size of Board and Selection Process.

Nominees for Director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. In connection with the selection of nominees for Director, due consideration will be given to the Board’s overall balance of perspectives, backgrounds and experiences. The Nominating Committee will consider any suggestions offered by other Directors or stockholders with respect to potential Directors. Stockholders may propose nominees for consideration by the Nominating Committee by submitting the names and supporting information in accordance with the Company’s Bylaws to: Secretary, The Reserve Petroleum Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116.

      The Board proposes a slate of nominees to the stockholders for election to the Board. The Board also determines the number of Directors on the Board provided that there are at least three and no more than fifteen. Between annual stockholder meetings, the Board may elect Directors to serve until the next annual meeting for electing that class of directors. The Board as a whole will be responsible for nominating individuals for election to the Board by the Stockholders, and for filling vacancies on the Board that may occur between annual meetings of the Stockholders. The Nominating Committee will be responsible for identifying, screening, and recommending candidates to the entire Board.

Board Committees.

The Board currently has two standing Committees - Nominating Committee and the Executive Committee. The Board may, from time to time, expand the number of standing committees or form ad hoc committees. The Nominating Committee will be composed of at least three Directors, a majority of which will be Independent Directors and will have a written charter. The current charters of these committees will be mailed to stockholders on written request. The committee chairs report the highlights of their meetings to the full Board following each meeting of the respective committees. The Nominating Committee normally holds meetings in conjunction with meetings of the full Board. The size, membership, and chairs of each committee will be determined by the Board and will comply with legal requirements. The membership and chairs of the standing committees may be rotated from time to time to allow Directors to serve on various committees over time and to promote continuity of membership and leadership on each committee. The Nominating Committee will provide recommendations to the Board regarding the size, membership, chairs and rotation of committees. The Chairman and CEO may participate in any committee meeting except when such participation would present a conflict of interest or, in the case of a Chairman who is also the CEO, when the meeting is a non-management executive session of the committee or Board.

Setting Board Agenda.

The Chairman of the Board, CEO (if not the Chairman) and Secretary establish the agenda for each Board meeting, taking into account suggestions of other Directors. Directors are encouraged to suggest the inclusion of agenda items or revisions to meeting materials; the Chairman is expected from time to time to ask Directors for their suggestions on these items. Each Director is free to raise at any Board meetings items that are not on the agenda for that meeting. Proposed agendas and materials for meetings are generally delivered well in advance of each Board and Committee meeting. In certain cases, due to the sensitive nature of a matter, presentations are provided only at the Board or Committee meeting. Directors are expected to review and devote appropriate time to studying Board materials. In addition, the CEO periodically distributes to all Board members items of topical interest relating to Reserve, its operating environment, and the markets that it serves.

Communication with Directors.

A shareholder may contact one or more members of the Board of Directors by writing to the Company’s Secretary. Anyone who has a concern about Reserve’s conduct, or about the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern directly to the Company’s Secretary. Such communications may be confidential or anonymous, and may be e-mailed, or submitted by mail. All such concerns will be forwarded to the appropriate Directors for their review. The status of all outstanding concerns will be reported to the Board on a quarterly basis. The Board may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. The Company is prohibited from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern. Reserve will provide upon request a mailing address and an e-mail address for communications with the designated representative of the Independent Directors as a group, regarding a shareholder proposal, or any accounting, internal accounting controls or auditing matters.

Access to Senior Management.

Directors have complete and open access to the Company’s management. In addition, the Company’s executive officers routinely attend Board and Committee meetings. The Board encourages its executive officers to bring other officers and managers into Board or Committee meetings or other scheduled events from time to time to provide additional insight into matters being considered or to expose the Board to individuals with high potential for significant leadership roles in the Company. Additionally, Directors may from time to time meet individually with members of management. Independent Directors are encouraged to contact senior managers of the Company without executive officers or the CEO present. Board members use judgment to be sure that this contact is not distracting to the business operation of the Company. Such contact, if in writing, is copied to the CEO.

Access to Independent Advisors.

The Board and its committees shall have the right at any time to retain independent outside financial, legal or other advisors.

Evaluation of Corporate Governance Principles.

The Nominating Committee will review Reserve’s Corporate Governance Principles from time to time as developments or circumstances make review of particular Principles appropriate. The Committee will report to the full Board for its consideration and adoption any recommendations for additions or amendments to the Principles.

Confidentiality.

The proceedings and deliberations of the Board and its committees shall be confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.

Appendix B

CHARTER OF THE NOMINATING COMMITTEE
OF
THE RESERVE PETROLEUM COMPANY

(As adopted on November 16, 2004)

1.  Purpose

The Nominating Committee (the “Committee”) shall assist the full Board of Directors in fulfilling its responsibilities to assure that The Reserve Petroleum Company (“the Company”) is governed in a manner consistent with the interests of its shareholders. Without limiting the foregoing, the Committee shall advise the Board with respect to: (a) Board organization, membership and function; (b) the Company’s Statement of Governance Principles, its operation and any modifications to such policy; and (c) other matters relating to corporate governance and the rights and interests of the Company’s shareholders.

2.  Organization

The Committee shall consist of at least three Directors, a majority of which shall be Independent Directors (as defined in and determined pursuant to the Company’s Statement of Governance Principles). The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board, upon recommendation by the Nominating Committee, may remove any committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3. Meetings and Other Actions

The Committee shall meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee or the Chairman of the Board. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Company’s bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters. Unless otherwise authorized by an amendment to this Charter, the Nominating Committee shall not delegate any of its authority to any subcommittee. Reports of meetings and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

4. Goals, Responsibilities and Authority

In carrying out its mission, the Committee shall have the following goals, responsibilities and authority:

Board of Directors

A. Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

B. Select and evaluate Directors in accordance with the general and specific criteria as provided in and determined pursuant to the Company’s Statement of Governance Principles. Subject to the right of the Committee and the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Company generally should be a Director and, depending on the circumstances, certain other members of management, as well as certain individuals having relationships with the Company that prevent them from being independent Directors, may be appropriate members of the Board.

C. Evaluate each new Director candidate and each incumbent Director before recommending that the Board nominate or re-nominate such individual for election or reelection (or that the Board elect such individual on an interim basis) as a Director based on the extent to which such individual meets the criteria identified above and remedying any deficiencies therein. Each annual decision to re-nominate incumbent Directors should be based on a careful consideration of each such individual’s contributions, including the value of his or her experience as a Director of the Company, the availability of new Director candidates who may offer unique contributions, and the Company’s changing needs.

D. Diligently seek to identify potential Director candidates who will strengthen the Board and remedy any perceived deficiencies in the criteria identified above. This should include establishing procedures for soliciting and reviewing potential nominees from Directors and shareholders and for advising those who suggest nominees of the outcome of such review. The Nominating Committee shall have sole authority to retain and terminate any search firm used to identify Director candidates and to approve any such search firm’s fees and other terms of retention.

E. Submit to the Board the candidates for Director to be recommended by the Board for election at each annual meeting of shareholders and to be added to the Board at any other times due to Board expansions, Director resignations or retirements or otherwise.

F. Monitor performance of Directors based on the general criteria and the specific criteria applicable to each such Director. If any serious problems are identified, work with such Director to resolve such problems or, if necessary, seek such Director’s resignation or recommend to the Board such person’s removal.

Corporate Governance

G. Develop and recommend to the Board a Statement of Governance Principles and any changes therein, setting forth the corporate governance principles applicable to the Company.

H. Monitor and make recommendations to the Board on other matters of Board policies and practices relating to corporate governance.

I. Review and make recommendations to the Board regarding proposals of shareholders that relate to corporate governance.

Other Matters

J. The Committee also shall oversee the Company’s policies and practices regarding philanthropic and political activities and undertake such additional activities within the scope of its primary functions as the Committee may from time to time determine.

5. Additional Resources

The Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.